Exhibit 99.1

Media Inquiries:	Investor Inquiries:
Matt Schroder	Thierry Denis
419.248.8987	419.248.5748

Owens Corning Reports Third-Quarter 2014 Results
Positive Momentum Continues in Insulation and Composites;
Roofing Achieved Commercial Objectives, Margins Impacted by Lower Pricing

•	Insulation delivered 13th consecutive quarter of EBIT growth

•	Composites grew earnings by 50 percent on positive price trends

•	Roofing restored its historical market position; prices stabilized late in the quarter

•	Weaker outlook for roofing market shipments in the second half creates $15 million of downside risk to prior adjusted EBIT guidance

TOLEDO, Ohio - Oct. 22, 2014 - Owens Corning (NYSE: OC) today reported consolidated net sales of $1.38 billion in the third quarter of 2014, compared with $1.32 billion during the same period last year.

Third-quarter 2014 adjusted earnings were $74 million, or $0.63 per diluted share, compared with $66 million, or $0.56 per diluted share, during the same period one year ago. The company reported net earnings of $52 million, or $0.44 per diluted share, in the third quarter of 2014, compared to $51 million, or $0.43 per diluted share, in 2013. (See Tables 2 and 3 for a discussion and reconciliation of these items.)

“Insulation and Composites delivered strong performance in the third quarter,” said Mike Thaman, Chairman and CEO. “Both of these businesses have grown revenue and earnings since the third quarter of 2013, producing strong operating leverage. In the quarter, our Roofing business regained its market position. Lower prices impacted margins and EBIT performance for the business.”

Consolidated Third-Quarter 2014 Highlights

•
Owens Corning continues to perform at a very high level of safety performance with a Recordable Incident Rate (RIR) of 0.53 for the nine months ending September 30, 2014. This is comparable with the rate in the same period in 2013.

•	For the fifth year in a row, Owens Corning earned placement in the Dow Jones Sustainability World Index (DJSI World) in recognition of its sustainability initiatives.

•
Adjusted earnings before interest and taxes (adjusted EBIT) in the third quarter of 2014 were $132 million, up from $119 million in 2013. Reported EBIT for the third-quarter was $107 million, in line with the same period in 2013. (See Table 2 for a reconciliation of the adjusting items).

•
In the quarter, the company incurred $21 million of charges associated with the decision not to rebuild two high-cost furnaces in Composites. These actions represent the final steps necessary to achieve the business goal of 75 percent low-delivered cost assets.

•	The company’s Board of Directors declared a quarterly cash dividend of $0.16 per common share. The dividend will be payable on Nov. 4, 2014 to shareholders of record as of Oct. 20, 2014.

Outlook

The company previously disclosed that the Insulation business would return 50 percent operating leverage through the recovery and produce $100 million or more of EBIT in an environment of one million U.S. housing starts. For the year, the business is expected to generate a full-year result consistent with this guidance.

The Composites business continues to benefit from stable global economic growth, improved operating performance and pricing. The company now expects 2014 EBIT improvement of about $40 million, largely driven by higher pricing.

In Roofing, the company now anticipates that the second-half and full-year roofing market will be down from prior year. Operating margins in 2014 are expected to be below the company’s guidance of average operating margins of mid-teens or higher.

Corporate expenses are now expected to be about $80 million. Third-quarter corporate expenses were impacted by reduced performance-based compensation, strong cost controls, and a $6 million gain associated with a Brazilian energy contract that is expected to reverse in the fourth quarter.

Capital expenditures in 2014 are expected to total approximately $370 million.

The company expects an adjusted effective tax rate of 28 percent to 30 percent for 2014. The cash taxes are now expected to be about 10 percent, at the low end of the company’s previously disclosed range of 10 percent to 12 percent.
The company had previously guided that it expected full-year adjusted EBIT to grow versus 2013. Continued weakness of roofing market shipments in the second half creates $15 million of downside risk versus last year’s adjusted EBIT performance of $416 million.

Next Earnings Announcement

Fourth-quarter and full-year 2014 results will be announced on Wednesday, February 11, 2015.

Third-Quarter Conference Call and Presentation

Wednesday, October 22, 2014
11 a.m. Eastern Time

All Callers

•	Live dial-in telephone number: U.S. 1.888.317.6003, Canada 1.866.284.3684 or other international +1.412.317.6061.

•	Entry number: 024-1210 (Please dial in 10-15 minutes before conference call start time)

•	Live webcast: http://services.choruscall.com/links/owens141022.html

Telephone and Webcast Replay

•	Telephone replay available through Oct. 29, 2014. In the U.S., call 1.877.344.7529; in Canada, call 855.669.9658 or international +1.412.317.0088.

•	Conference replay number: 100-529-66

•	Replay available at http://services.choruscall.com/links/owens141022.html

•	Webcast replay available until Oct. 22, 2015

About Owens Corning
Owens Corning (NYSE: OC) is a leading global producer of residential and commercial building materials, glass-fiber reinforcements and engineered materials for composite systems. A Fortune® 500 company for 60 consecutive years and in business for more than 75 years, Owens Corning is a market-leading innovator of glass-fiber technology with sales of $5.3 billion in 2013 and about 15,000 employees in 27 countries. Additional information is available at www.owenscorning.com.
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those projected in these statements. Such factors include, without limitation: levels of residential and commercial construction activity; competitive factors; levels of global industrial production; demand for our products; relationships with key customers; industry and economic conditions that affect the market and operating conditions of our customers, suppliers or lenders; availability and cost of credit; our level of indebtedness; weather conditions; pricing factors; labor disputes and litigation; availability and cost of energy and raw materials; difficulties in managing production capacity; issues involving implementation and protection of information technology, international economic and political conditions, including new legislation or other governmental actions; our ability to use our net operating loss carry-forwards; research and development activities; foreign exchange and commodity price fluctuations; interest rate movements; issues related to acquisitions, divestitures and joint ventures; uninsured losses; achievement of expected synergies, cost reductions and/or productivity improvements; defined benefit plan funding obligations; and, factors detailed from time to time in the company’s Securities and Exchange Commission filings. The information in this news release speaks as of Oct. 22, 2014, and is subject to change. The company does not undertake any obligation to update or revise forward-looking statements other than as required by applicable securities laws. Any distribution of this news release after that date is not intended and should not be construed as updating or confirming such information.

Owens Corning Investor Relations News

Table 1
Owens Corning and Subsidiaries
Consolidated Statements of Earnings
(unaudited)
(in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
NET SALES	$1,382	$1,320	$4,015	$4,017
COST OF SALES	1,131	1,067	3,282	3,284
Gross margin	251	253	733	733
OPERATING EXPENSES
Marketing and administrative expenses	110	128	372	395
Science and technology expenses	18	19	57	57
Charges related to cost reduction actions	19	6	31	8
Other (income) expenses, net	(3)	(6)	(15)	(8)
Total operating expenses	144	147	445	452
EARNINGS BEFORE INTEREST AND TAXES	107	106	288	281
Interest expense, net	28	29	86	87
EARNINGS BEFORE TAXES	79	77	202	194
Less: Income tax expense	27	26	9	71
Equity in net earnings of affiliates	—	—	1	—
NET EARNINGS	52	51	194	123
Less: Net earnings attributable to noncontrolling interests	—	—	1	1
NET EARNINGS ATTRIBUTABLE TO OWENS CORNING	$52	$51	$193	$122
EARNINGS PER COMMON SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS
Basic	$0.44	$0.43	$1.64	$1.03
Diluted	$0.44	$0.43	$1.63	$1.02
Dividend	$0.16	$—	$0.48	$—
WEIGHTED AVERAGE COMMON SHARES
Basic	117.4	118.0	117.5	118.4
Diluted	118.1	118.8	118.3	119.3

Owens Corning follows the authoritative guidance referring to “Noncontrolling Interest in Consolidated Financial Statements,” effective January 1, 2009, which, among other things, changed the presentation format and certain captions of the Consolidated Statements of Earnings and Consolidated Balance Sheets. Owens Corning uses the captions recommended by this standard in its Consolidated Financial Statements such as net earnings attributable to Owens Corning and diluted earnings per common share attributable to Owens Corning common stockholders. However, in the preceding release Owens Corning has shortened this language to net earnings and earnings per share (or a slight variation thereof), respectively.

Table 2
Owens Corning and Subsidiaries
EBIT Reconciliation Schedules
(unaudited)

Adjusting items are shown in the table below (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Charges related to cost reduction actions and related items	$(21)	$(11)	$(33)	$(23)
Net loss on sale of European Stone Business	(1)	—	(20)	—
Impairment loss on Alcala, Spain facility held for sale	(3)	—	(3)	—
Gain on sale of Hangzhou, China facility	—	—	45	—
Net loss related to Hurricane Sandy	—	(2)	(6)	(16)
Total adjusting items	$(25)	$(13)	$(17)	$(39)

The reconciliation from net earnings attributable to Owens Corning to Adjusted EBIT is shown in the table below (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
NET EARNINGS ATTRIBUTABLE TO OWENS CORNING	$52	$51	$193	$122
Less: Net earnings attributable to noncontrolling interests	—	—	1	1
NET EARNINGS	52	51	194	123
Equity in net earnings of affiliates	—	—	1	—
Income tax expense	27	26	9	71
EARNINGS BEFORE TAXES	79	77	202	194
Interest expense, net	28	29	86	87
EARNINGS BEFORE INTEREST AND TAXES	107	106	288	281
Less: adjusting items from above	(25)	(13)	(17)	(39)
ADJUSTED EBIT	$132	$119	$305	$320

For purposes of internal review of Owens Corning’s year-over-year operational performance, management excludes from net earnings attributable to Owens Corning certain items it believes are not the result of current operations. The adjusted financial measure resulting from these adjustments is used internally by Owens Corning for various purposes, including reporting results of operations to the Board of Directors, analysis of performance, and related employee compensation measures. Although management believes that these adjustments result in a measure that provides it a useful representation of its operational performance, the adjusted measure should not be considered in isolation or as a substitute for net earnings attributable to Owens Corning as prepared in accordance with accounting principles generally accepted in the United States.

Table 3
Owens Corning and Subsidiaries
EPS Reconciliation Schedules
(unaudited)
(in millions, except per share data)
For purposes of internal review of Owens Corning’s year-over-year operational performance, management excludes from net earnings attributable to Owens Corning certain items it believes are not the result of current operations. The adjusted financial measures resulting from these adjustments are used internally by Owens Corning for various purposes, including reporting results of operations to the Board of Directors, analysis of performance and related employee compensation measures. Although management believes that these adjustments result in measures that provide it a useful representation of its operational performance, the adjusted measures should not be considered in isolation or as a substitute for net earnings attributable to Owens Corning as prepared in accordance with accounting principles generally accepted in the United States.
A reconciliation from net earnings attributable to Owens Corning to Adjusted Earnings and a reconciliation from diluted earnings per share to adjusted diluted earnings per share are shown in the tables below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
RECONCILIATION TO ADJUSTED EARNINGS
Net earnings attributable to Owens Corning	$52	$51	$193	$122
Adjustment to remove adjusting items, net of tax	18	9	16	28
Adjustment to remove significant tax reserve reversals*	—	—	(74)	—
Adjustment to tax expense (benefit) to reflect pro forma tax rate*	4	6	19	19
ADJUSTED EARNINGS	$74	$66	$154	$169

RECONCILIATION TO ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS
DILUTED EARNINGS PER COMMON SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS	$0.44	$0.43	$1.63	$1.02
Adjustment to remove adjusting items, net of tax	0.15	0.08	0.14	0.23
Adjustment to remove significant tax reserve reversals*	—	—	(0.63)	—
Adjustment to tax expense (benefit) to reflect pro forma tax rate*	0.04	0.05	0.16	0.17
ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS	$0.63	$0.56	$1.30	$1.42

RECONCILIATION TO DILUTED SHARES OUTSTANDING
Weighted average shares outstanding used for basic earnings per share	117.4	118.0	117.5	118.4
Non-vested restricted shares and performance shares	0.4	0.4	0.4	0.4
Options to purchase common stock	0.3	0.4	0.4	0.5
Diluted shares outstanding	118.1	118.8	118.3	119.3

*
For comparability, in 2014, we have used a pro-forma effective tax rate of 29% (midpoint of guidance) that excludes the resolution of a significant uncertain tax position and the reversal of a valuation allowance recorded in prior years against certain European net deferred tax assets. In 2013 we have used an effective tax rate of 27% as this was the effective tax rate of the Company in 2013.

Table 4
Owens Corning and Subsidiaries
Consolidated Balance Sheets
(unaudited)
(in millions, except per share data)

ASSETS	September 30, 2014	December 31, 2013
CURRENT ASSETS
Cash and cash equivalents	$51	$57
Receivables, less allowances of $13 at Sep. 30, 2014, and $14 at Dec. 31, 2013	904	683
Inventories	823	810
Assets held for sale – current	16	29
Other current assets	223	269
Total current assets	2,017	1,848
Property, plant and equipment, net	2,892	2,932
Goodwill	1,168	1,166
Intangible assets	1,025	1,040
Deferred income taxes	372	436
Other non-current assets	221	225
TOTAL ASSETS	$7,695	$7,647
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$933	$988
Short-term debt	22	1
Long-term debt – current portion	4	3
Total current liabilities	959	992
Long-term debt, net of current portion	2,171	2,024
Pension plan liability	285	336
Other employee benefits liability	230	242
Deferred income taxes	20	23
Other liabilities	133	200
OWENS CORNING STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share (a)	—	—
Common stock, par value $0.01 per share (b)	1	1
Additional paid in capital	3,947	3,938
Accumulated earnings	791	655
Accumulated other comprehensive deficit	(356)	(297)
Cost of common stock in treasury (c)	(524)	(504)
Total Owens Corning stockholders’ equity	3,859	3,793
Noncontrolling interests	38	37
Total equity	3,897	3,830
TOTAL LIABILITIES AND EQUITY	$7,695	$7,647

(a)10 shares authorized; none issued or outstanding at September 30, 2014, and December 31, 2013
(b)400 shares authorized; 135.5 issued and 117.6 outstanding at September 30, 2014; 135.5 issued and 117.8 outstanding at December 31, 2013
(c)17.9 shares at September 30, 2014, and 17.7 shares at December 31, 2013

Table 5
Owens Corning and Subsidiaries
Consolidated Statements of Cash Flows
(unaudited)
(in millions)

	Nine Months Ended September 30,
	2014	2013
NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES
Net earnings	$194	$123
Adjustments to reconcile net earnings to cash used for operating activities:
Depreciation and amortization	229	235
Gain on sale of fixed assets	(50)	(6)
Impairment loss on European Stone Business	20	—
Deferred income taxes	(4)	57
Provision for pension and other employee benefits liabilities	14	27
Stock-based compensation expense	21	21
Other non-cash	(28)	(13)
Change in working capital	(257)	(214)
Pension fund contribution	(51)	(30)
Payments for other employee benefits liabilities	(16)	(16)
Other	(10)	(26)
Net cash flow provided by operating activities	62	158
NET CASH FLOW USED FOR INVESTING ACTIVITIES
Additions to plant and equipment	(216)	(199)
Proceeds from the sale of assets or affiliates, net	65	17
Investment in subsidiaries and affiliates, net of cash acquired	(12)	(62)
Proceeds from Hurricane Sandy insurance claims	—	26
Derivative settlement	1	—
Purchases of alloy	(25)	(15)
Proceeds from sale of alloy	25	16
Net cash flow used for investing activities	(162)	(217)
NET CASH FLOW PROVIDED BY FINANCING ACTIVITIES
Proceeds from senior revolving credit and receivables securitization facilities	1,068	1,063
Payments on senior revolving credit and receivables securitization facilities	(919)	(957)
Payments on long-term debt	(1)	(1)
Net increase in short-term debt	21	3
Cash dividends paid	(37)	—
Purchases of treasury stock	(44)	(63)
Other	7	12
Net cash flow provided by financing activities	95	57
Effect of exchange rate changes on cash	(1)	(2)
Net decrease in cash and cash equivalents	(6)	(4)
Cash and cash equivalents at beginning of period	57	55
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$51	$51

Table 6
Owens Corning and Subsidiaries
Segment and Business Information
(unaudited)

Composites
The table below provides a summary of net sales, EBIT and depreciation and amortization expense for the Composites segment (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net sales	$489	$453	$1,471	$1,384
% change from prior year	8%	-1%	6%	-3%
EBIT	$32	$21	$96	$62
EBIT as a % of net sales	7%	5%	7%	4%
Depreciation and amortization expense	$31	$33	$99	$99

Building Materials
The table below provides a summary of net sales, EBIT and depreciation and amortization expense for the Building Materials segment and our businesses within this segment (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net sales
Insulation	$454	$431	$1,256	$1,176
Roofing	474	471	1,408	1,586
Total Building Materials	$928	$902	$2,664	$2,762
% change from prior year	3%	5%	(4)%	2%
EBIT
Insulation	$43	$18	$62	$1
Roofing	58	96	200	331
Total Building Materials	$101	$114	$262	$332
EBIT as a % of net sales	11%	13%	10%	12%
Depreciation and amortization expense
Insulation	$25	$26	$76	$79
Roofing	11	9	30	28
Total Building Materials	$36	$35	$106	$107

Table 7
Owens Corning and Subsidiaries
Corporate, Other and Eliminations
(unaudited)
Corporate, Other and Eliminations
The table below provides a summary of EBIT and depreciation and amortization expense for the Corporate, Other and Eliminations category (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Charges related to cost reduction actions and related items	$(21)	$(11)	$(33)	$(23)
Net loss on sale of European Stone Business	(1)	—	(20)	—
Impairment loss on Alcala, Spain facility held for sale	(3)	—	(3)	—
Gain on sale of Hangzhou, China facility	—	—	45	—
Net loss related to Hurricane Sandy	—	(2)	(6)	(16)
General corporate expense and other	(1)	(16)	(53)	(74)
EBIT	$(26)	$(29)	$(70)	$(113)
Depreciation and amortization	$8	$10	$24	$29